Exhibit 99.1
CHEWY, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(Unaudited)

Overview

On October 30, 2023, Chewy, Inc. (“Chewy” or the “Company”) entered into certain transactions (the “Transactions”) with affiliates of BC Partners Advisors LP pursuant to an Agreement and Plan of Merger. The Transactions resulted in such affiliates restructuring their ownership interests in the Company and Chewy Pharmacy KY, LLC (“Chewy Pharmacy KY”) becoming an indirect wholly-owned subsidiary of the Company.

In this Exhibit 99.1, the Company has provided certain recast historical unaudited financial information prepared in accordance with GAAP reflecting the operations of Chewy Pharmacy KY as part of its consolidated financial statements, as well as certain non-GAAP financial measures reflecting the operations of Chewy Pharmacy KY. See “Non-GAAP Financial Measures” in Exhibit 99.1 to this Form 8-K for additional information.

Exhibit 99.1
CHEWY, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
(in thousands, except share and per share data)

	As of
	October 29, 2023	October 29, 2023	$ Change
Assets	(As Filed)	(Restated)
Current assets:
Cash and cash equivalents	$469,409	$469,909	$500
Marketable securities	487,772	487,772	—
Accounts receivable	160,980	161,405	425
Inventories	712,053	714,851	2,798
Prepaid expenses and other current assets	52,713	52,850	137
Total current assets	1,882,927	1,886,787	3,860
Property and equipment, net	514,701	514,795	94
Operating lease right-of-use assets	473,529	473,595	66
Goodwill	39,442	39,442	—
Other non-current assets	25,883	25,924	41
Total assets	$2,936,482	$2,940,543	$4,061
Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$1,078,429	$1,081,939	$3,510
Accrued expenses and other current liabilities	886,259	883,361	(2,898)
Total current liabilities	1,964,688	1,965,300	612
Operating lease liabilities	526,994	527,019	25
Other long-term liabilities	51,633	51,634	1
Total liabilities	2,543,315	2,543,953	638
Stockholders’ equity:
Preferred stock, $0.01 par value per share, 5,000,000 shares authorized, no shares issued and outstanding as of October 29, 2023	—	—	—
Class A common stock, $0.01 par value per share, 1,500,000,000 shares authorized, 119,950,022 shares issued and outstanding as of October 29, 2023	1,199	1,199	—
Class B common stock, $0.01 par value per share, 395,000,000 shares authorized, 311,188,356 shares issued and outstanding as of October 29, 2023	3,112	3,112	—
Additional paid-in capital	2,345,082	2,399,817	54,735
Accumulated deficit	(1,956,226)	(2,007,538)	(51,312)
Total stockholders’ equity	393,167	396,590	3,423
Total liabilities and stockholders’ equity	$2,936,482	$2,940,543	$4,061

Exhibit 99.1
CHEWY, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
(in thousands, except share and per share data)

	As of
	July 30, 2023	July 30, 2023	$ Change
Assets	(As Filed)	(Restated)
Current assets:
Cash and cash equivalents	$457,103	$458,435	$1,332
Marketable securities	448,323	448,323	—
Accounts receivable	162,681	164,456	1,775
Inventories	738,204	742,974	4,770
Prepaid expenses and other current assets	48,080	48,217	137
Total current assets	1,854,391	1,862,405	8,014
Property and equipment, net	511,755	511,866	111
Operating lease right-of-use assets	434,805	434,881	76
Goodwill	39,442	39,442	—
Other non-current assets	63,621	63,662	41
Total assets	$2,904,014	$2,912,256	$8,242
Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$1,119,316	$1,123,629	$4,313
Accrued expenses and other current liabilities	880,072	880,979	907
Total current liabilities	1,999,388	2,004,608	5,220
Operating lease liabilities	488,767	488,802	35
Other long-term liabilities	51,230	51,233	3
Total liabilities	2,539,385	2,544,643	5,258
Stockholders’ equity:
Preferred stock, $0.01 par value per share, 5,000,000 shares authorized, no shares issued and outstanding as of July 30, 2023	—	—	—
Class A common stock, $0.01 par value per share, 1,500,000,000 shares authorized, 118,530,123 shares issued and outstanding as of July 30, 2023	1,185	1,185	—
Class B common stock, $0.01 par value per share, 395,000,000 shares authorized, 311,188,356 shares issued and outstanding as of July 30, 2023	3,112	3,112	—
Additional paid-in capital	2,280,748	2,335,482	54,734
Accumulated deficit	(1,920,416)	(1,972,166)	(51,750)
Total stockholders’ equity	364,629	367,613	2,984
Total liabilities and stockholders’ equity	$2,904,014	$2,912,256	$8,242

Exhibit 99.1
CHEWY, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
(in thousands, except share and per share data)

	As of
	April 30, 2023	April 30, 2023	$ Change
Assets	(As Filed)	(Restated)
Current assets:
Cash and cash equivalents	$408,685	$410,204	$1,519
Marketable securities	394,487	394,487	—
Accounts receivable	151,719	152,776	1,057
Inventories	731,376	732,265	889
Prepaid expenses and other current assets	47,345	47,477	132
Total current assets	1,733,612	1,737,209	3,597
Property and equipment, net	474,764	474,890	126
Operating lease right-of-use assets	447,581	447,666	85
Goodwill	39,442	39,442	—
Other non-current assets	42,945	42,986	41
Total assets	$2,738,344	$2,742,193	$3,849
Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$1,113,849	$1,115,269	$1,420
Accrued expenses and other current liabilities	779,625	835,015	55,390
Total current liabilities	1,893,474	1,950,284	56,810
Operating lease liabilities	500,578	500,624	46
Other long-term liabilities	61,927	61,931	4
Total liabilities	2,455,979	2,512,839	56,860
Stockholders’ equity:
Preferred stock, $0.01 par value per share, 5,000,000 shares authorized, no shares issued and outstanding as of April 30, 2023	—	—	—
Class A common stock, $0.01 par value per share, 1,500,000,000 shares authorized, 115,919,876 shares issued and outstanding as of April 30, 2023	1,159	1,159	—
Class B common stock, $0.01 par value per share, 395,000,000 shares authorized, 311,188,356 shares issued and outstanding as of April 30, 2023	3,112	3,112	—
Additional paid-in capital	2,217,456	2,217,456	—
Accumulated deficit	(1,939,362)	(1,992,373)	(53,011)
Total stockholders’ equity	282,365	229,354	(53,011)
Total liabilities and stockholders’ equity	$2,738,344	$2,742,193	$3,849

Exhibit 99.1
CHEWY, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
(in thousands, except share and per share data)

	As of
	January 29, 2023	January 29, 2023	$ Change
Assets	(As Filed)	(Restated)
Current assets:
Cash and cash equivalents	$330,441	$331,641	$1,200
Marketable securities	346,944	346,944	—
Accounts receivable	126,349	126,969	620
Inventories	675,520	678,005	2,485
Prepaid expenses and other current assets	41,067	41,221	154
Total current assets	1,520,321	1,524,780	4,459
Property and equipment, net	478,738	478,885	147
Operating lease right-of-use assets	423,423	423,518	95
Goodwill	39,442	39,442	—
Other non-current assets	53,152	53,193	41
Total assets	$2,515,076	$2,519,818	$4,742
Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$1,030,882	$1,033,184	$2,302
Accrued expenses and other current liabilities	738,467	794,534	56,067
Total current liabilities	1,769,349	1,827,718	58,369
Operating lease liabilities	471,765	471,821	56
Other long-term liabilities	60,005	60,011	6
Total liabilities	2,301,119	2,359,550	58,431
Stockholders’ equity:
Preferred stock, $0.01 par value per share, 5,000,000 shares authorized, no shares issued and outstanding as of January 29, 2023	—	—	—
Class A common stock, $0.01 par value per share, 1,500,000,000 shares authorized, 114,160,531 shares issued and outstanding as of January 29, 2023	1,141	1,141	—
Class B common stock, $0.01 par value per share, 395,000,000 shares authorized, 311,188,356 shares issued and outstanding as of January 29, 2023	3,112	3,112	—
Additional paid-in capital	2,171,247	2,171,247	—
Accumulated deficit	(1,961,543)	(2,015,232)	(53,689)
Total stockholders’ equity	213,957	160,268	(53,689)
Total liabilities and stockholders’ equity	$2,515,076	$2,519,818	$4,742

Exhibit 99.1
CHEWY, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
(in thousands, except share and per share data)

	As of
	January 30, 2022	January 30, 2022	$ Change
Assets	(As Filed)	(Restated)
Current assets:
Cash and cash equivalents	$603,079	$604,102	$1,023
Accounts receivable	123,510	124,291	781
Inventories	560,430	562,744	2,314
Prepaid expenses and other current assets	36,513	34,028	(2,485)
Total current assets	1,323,532	1,325,165	1,633
Property and equipment, net	367,166	367,421	255
Operating lease right-of-use assets	372,693	372,707	14
Other non-current assets	22,890	22,930	40
Total assets	$2,086,281	$2,088,223	$1,942
Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$883,316	$885,719	$2,403
Accrued expenses and other current liabilities	761,563	815,444	53,881
Total current liabilities	1,644,879	1,701,163	56,284
Operating lease liabilities	410,168	410,168	—
Other long-term liabilities	16,498	16,512	14
Total liabilities	2,071,545	2,127,843	56,298
Stockholders’ equity:
Preferred stock, $0.01 par value per share, 5,000,000 shares authorized, no shares issued and outstanding as of January 30, 2022	—	—	—
Class A common stock, $0.01 par value per share, 1,500,000,000 shares authorized, 108,918,032 shares issued and outstanding as of January 30, 2022	1,089	1,089	—
Class B common stock, $0.01 par value per share, 395,000,000 shares authorized, 311,188,356 shares issued and outstanding as of January 30, 2022	3,112	3,112	—
Additional paid-in capital	2,021,310	2,021,310	—
Accumulated deficit	(2,010,775)	(2,065,131)	(54,356)
Total stockholders’ equity	14,736	(39,620)	(54,356)
Total liabilities and stockholders’ equity	$2,086,281	$2,088,223	$1,942

Exhibit 99.1
CHEWY, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data)

	13 Weeks Ended
	October 29, 2023	October 29, 2023	$ Change
	(As Filed)	(Restated)
Net sales	$2,738,611	$2,745,875	$7,264
Cost of goods sold	1,957,850	1,964,019	6,169
Gross profit	780,761	781,856	1,095
Operating expenses:
Selling, general and administrative	611,718	612,375	657
Advertising and marketing	179,200	179,200	—
Total operating expenses	790,918	791,575	657
Loss from operations	(10,157)	(9,719)	438
Interest income, net	10,173	10,173	—
Other expense, net	(34,122)	(34,122)	—
Loss before income tax provision	(34,106)	(33,668)	438
Income tax provision	1,704	1,704	—
Net loss	$(35,810)	$(35,372)	$438

Loss per share attributable to common Class A and Class B stockholders:
Basic	$(0.08)	$(0.08)	$—
Diluted	$(0.08)	$(0.08)	$—
Weighted-average common shares used in computing loss per share:
Basic	430,758	430,758	—
Diluted	430,758	430,758	—

Exhibit 99.1
CHEWY, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data)

	13 Weeks Ended
	July 30, 2023	July 30, 2023	$ Change
	(As Filed)	(Restated)
Net sales	$2,777,769	$2,785,302	$7,533
Cost of goods sold	1,990,996	1,996,581	5,585
Gross profit	786,773	788,721	1,948
Operating expenses:
Selling, general and administrative	619,202	619,889	687
Advertising and marketing	185,491	185,491	—
Total operating expenses	804,693	805,380	687
Loss from operations	(17,920)	(16,659)	1,261
Interest income, net	8,928	8,928	—
Other income, net	29,242	29,242	—
Income before income tax provision	20,250	21,511	1,261
Income tax provision	1,304	1,304	—
Net income	$18,946	$20,207	$1,261

Earnings per share attributable to common Class A and Class B stockholders:
Basic	$0.04	$0.05	$0.01
Diluted	$0.04	$0.05	$0.01
Weighted-average common shares used in computing earnings per share:
Basic	428,618	428,618	—
Diluted	431,576	431,576	—

Exhibit 99.1
CHEWY, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data)

	13 Weeks Ended
	April 30, 2023	April 30, 2023	$ Change
	(As Filed)	(Restated)
Net sales	$2,784,675	$2,790,639	$5,964
Cost of goods sold	1,993,220	1,997,783	4,563
Gross profit	791,455	792,856	1,401
Operating expenses:
Selling, general and administrative	583,666	584,389	723
Advertising and marketing	183,733	183,733	—
Total operating expenses	767,399	768,122	723
Income from operations	24,056	24,734	678
Interest income, net	8,016	8,016	—
Other expense, net	(8,888)	(8,888)	—
Income before income tax provision	23,184	23,862	678
Income tax provision	1,003	1,003	—
Net income	$22,181	$22,859	$678

Earnings per share attributable to common Class A and Class B stockholders:
Basic	$0.05	$0.05	$—
Diluted	$0.05	$0.05	$—
Weighted-average common shares used in computing earnings per share:
Basic	426,852	426,852	—
Diluted	430,471	430,471	—

Exhibit 99.1
CHEWY, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data)

	52 Weeks Ended
	January 29, 2023	January 29, 2023	$ Change
	(As Filed)	(Restated)
Net sales	$10,098,939	$10,119,000	$20,061
Cost of goods sold	7,268,034	7,284,505	16,471
Gross profit	2,830,905	2,834,495	3,590
Operating expenses:
Selling, general and administrative	2,125,766	2,128,688	2,922
Advertising and marketing	649,386	649,386	—
Total operating expenses	2,775,152	2,778,074	2,922
Income from operations	55,753	56,421	668
Interest income, net	9,291	9,290	(1)
Other expense, net	(13,166)	(13,166)	—
Income before income tax provision	51,878	52,545	667
Income tax provision	2,646	2,646	—
Net income	$49,232	$49,899	$667

Earnings per share attributable to common Class A and Class B stockholders:
Basic	$0.12	$0.12	$—
Diluted	$0.12	$0.12	$—
Weighted-average common shares used in computing earnings per share:
Basic	422,331	422,331	—
Diluted	427,770	427,770	—

Exhibit 99.1
CHEWY, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data)

	52 Weeks Ended
	January 30, 2022	January 30, 2022	$ Change
	(As Filed)	(Restated)
Net sales	$8,890,773	$8,967,407	$76,634
Cost of goods sold	6,517,191	6,581,936	64,745
Gross profit	2,373,582	2,385,471	11,889
Operating expenses:
Selling, general and administrative	1,826,858	1,840,135	13,277
Advertising and marketing	618,902	618,902	—
Total operating expenses	2,445,760	2,459,037	13,277
Loss from operations	(72,178)	(73,566)	(1,388)
Interest expense, net	(1,639)	(1,641)	(2)
Loss before income tax provision	(73,817)	(75,207)	(1,390)
Income tax provision	—	—	—
Net loss	$(73,817)	$(75,207)	$(1,390)

Loss per share attributable to common Class A and Class B stockholders:
Basic	$(0.18)	$(0.18)	$—
Diluted	$(0.18)	$(0.18)	$—
Weighted-average common shares used in computing loss per share:
Basic	417,218	417,218	—
Diluted	417,218	417,218	—

Exhibit 99.1
CHEWY, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	39 Weeks Ended
	October 29, 2023	October 29, 2023	$ Change
	(As Filed)	(Restated)
Cash flows from operating activities
Net income	$5,317	$7,694	$2,377
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	82,195	82,252	57
Share-based compensation expense	178,897	178,897	—
Non-cash lease expense	29,371	29,399	28
Change in fair value of equity warrants and investments	13,589	13,589	—
Other	3,810	3,810	—
Net change in operating assets and liabilities:
Accounts receivable	(34,631)	(34,436)	195
Inventories	(36,533)	(36,846)	(313)
Prepaid expenses and other current assets	(27,363)	(27,346)	17
Other non-current assets	(1,337)	(1,337)	—
Trade accounts payable	47,547	48,755	1,208
Accrued expenses and other current liabilities	144,599	140,374	(4,225)
Operating lease liabilities	(19,774)	(19,805)	(31)
Other long-term liabilities	1,669	1,664	(5)
Net cash provided by operating activities	387,356	386,664	(692)
Cash flows from investing activities
Capital expenditures	(110,898)	(110,902)	(4)
Cash paid for acquisition of business, net of cash acquired	(367)	(367)	—
Purchases of marketable securities	(876,189)	(876,189)	—
Proceeds from maturities of marketable securities	750,000	750,000	—
Net cash used in investing activities	(237,454)	(237,458)	(4)
Cash flows from financing activities
Payments for tax sharing agreement with related parties	(10,279)	(10,279)	—
Principal repayments of finance lease obligations	(475)	(479)	(4)
Payment of debt modification costs	(175)	(175)	—
Payments for tax withholdings related to vesting of share-based compensation awards	(5)	(5)	—
Net cash used in financing activities	(10,934)	(10,938)	(4)
Net increase in cash and cash equivalents	138,968	138,268	(700)
Cash and cash equivalents, as of beginning of period	330,441	331,641	1,200
Cash and cash equivalents, as of end of period	$469,409	$469,909	$500

Exhibit 99.1
CHEWY, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	26 Weeks Ended
	July 30, 2023	July 30, 2023	$ Change
	(As Filed)	(Restated)
Cash flows from operating activities
Net income	$41,127	$43,066	$1,939
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	56,672	56,712	40
Share-based compensation expense	114,549	114,549	—
Non-cash lease expense	22,053	22,072	19
Change in fair value of equity warrants and investments	(20,244)	(20,244)	—
Other	793	793	—
Net change in operating assets and liabilities:
Accounts receivable	(36,332)	(37,487)	(1,155)
Inventories	(62,684)	(64,969)	(2,285)
Prepaid expenses and other current assets	(16,860)	(16,843)	17
Other non-current assets	(1,975)	(1,975)	—
Trade accounts payable	88,434	90,445	2,011
Accrued expenses and other current liabilities	131,796	131,374	(422)
Operating lease liabilities	(11,045)	(11,066)	(21)
Other long-term liabilities	864	860	(4)
Net cash provided by operating activities	307,148	307,287	139
Cash flows from investing activities
Capital expenditures	(79,213)	(79,217)	(4)
Cash paid for acquisition of business, net of cash acquired	(367)	(367)	—
Purchases of marketable securities	(442,769)	(442,769)	—
Proceeds from maturities of marketable securities	350,000	350,000	—
Net cash used in investing activities	(172,349)	(172,353)	(4)
Cash flows from financing activities
Payments for tax sharing agreement with related parties	(7,606)	(7,606)	—
Principal repayments of finance lease obligations	(351)	(354)	(3)
Payment of debt modification costs	(175)	(175)	—
Payments for tax withholdings related to vesting of share-based compensation awards	(5)	(5)	—
Net cash used in financing activities	(8,137)	(8,140)	(3)
Net increase in cash and cash equivalents	126,662	126,794	132
Cash and cash equivalents, as of beginning of period	330,441	331,641	1,200
Cash and cash equivalents, as of end of period	$457,103	$458,435	$1,332

Exhibit 99.1
CHEWY, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	13 Weeks Ended
	April 30, 2023	April 30, 2023	$ Change
	(As Filed)	(Restated)
Cash flows from operating activities
Net income	$22,181	$22,859	$678
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28,877	28,898	21
Share-based compensation expense	48,553	48,553	—
Non-cash lease expense	11,924	11,933	9
Change in fair value of equity warrants and investments	8,948	8,948	—
Other	489	489	—
Net change in operating assets and liabilities:
Accounts receivable	(25,370)	(25,807)	(437)
Inventories	(55,856)	(54,260)	1,596
Prepaid expenses and other current assets	(10,721)	(10,699)	22
Other non-current assets	298	298	—
Trade accounts payable	82,967	82,085	(882)
Accrued expenses and other current liabilities	39,399	38,724	(675)
Operating lease liabilities	(5,219)	(5,229)	(10)
Other long-term liabilities	1,922	1,920	(2)
Net cash provided by operating activities	148,392	148,712	320
Cash flows from investing activities
Capital expenditures	(21,573)	(21,573)	—
Cash paid for acquisition of business, net of cash acquired	(367)	(367)	—
Purchases of marketable securities	(394,098)	(394,098)	—
Proceeds from maturities of marketable securities	350,000	350,000	—
Net cash used in investing activities	(66,038)	(66,038)	—
Cash flows from financing activities
Payments for tax sharing agreement with related parties	(3,761)	(3,761)	—
Payment of debt modification costs	(175)	(175)	—
Principal repayments of finance lease obligations	(174)	(175)	(1)
Net cash used in financing activities	(4,110)	(4,111)	(1)
Net increase in cash and cash equivalents	78,244	78,563	319
Cash and cash equivalents, as of beginning of period	330,441	331,641	1,200
Cash and cash equivalents, as of end of period	$408,685	$410,204	$1,519

Exhibit 99.1
CHEWY, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	52 Weeks Ended
	January 29, 2023	January 29, 2023	$ Change
	(As Filed)	(Restated)
Cash flows from operating activities
Net income	$49,232	$49,899	$667
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	83,307	83,440	133
Share-based compensation expense	158,122	158,122	—
Non-cash lease expense	39,470	39,389	(81)
Change in fair value of equity warrants	13,340	13,340	—
Other	1,069	1,072	3
Net change in operating assets and liabilities:
Accounts receivable	(2,735)	(2,573)	162
Inventories	(115,090)	(115,261)	(171)
Prepaid expenses and other current assets	(10,822)	(10,964)	(142)
Other non-current assets	1,114	1,114	—
Trade accounts payable	147,566	147,465	(101)
Accrued expenses and other current liabilities	8,245	7,932	(313)
Operating lease liabilities	(21,688)	(21,632)	56
Other long-term liabilities	(1,558)	(1,566)	(8)
Net cash provided by operating activities	349,572	349,777	205
Cash flows from investing activities
Capital expenditures	(230,290)	(230,310)	(20)
Cash paid for acquisition of business, net of cash acquired	(40,033)	(40,033)	—
Purchases of marketable securities	(543,761)	(543,761)	—
Proceeds from maturities of marketable securities	200,000	200,000	—
Other	(1,400)	(1,400)	—
Net cash used in investing activities	(615,484)	(615,504)	(20)
Cash flows from financing activities
Payments for tax sharing agreement with related parties	(2,828)	(2,828)	—
Payments for tax withholdings related to vesting of share-based compensation awards	(2,475)	(2,475)	—
Payment of debt modification costs	(750)	(750)	—
Principal repayments of finance lease obligations	(673)	(681)	(8)
Net cash used in financing activities	(6,726)	(6,734)	(8)
Net decrease in cash and cash equivalents	(272,638)	(272,461)	177
Cash and cash equivalents, as of beginning of period	603,079	604,102	1,023
Cash and cash equivalents, as of end of period	$330,441	$331,641	$1,200
Supplemental disclosure of cash flow information
Cash paid for interest	$2,057	$2,058	$1

Exhibit 99.1
CHEWY, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	52 Weeks Ended
	January 30, 2022	January 30, 2022	$ Change
	(As Filed)	(Restated)
Cash flows from operating activities
Net loss	$(73,817)	$(75,207)	$(1,390)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	55,009	55,319	310
Share-based compensation expense	77,772	77,772	—
Non-cash lease expense	32,958	32,996	38
Other	595	595	—
Net change in operating assets and liabilities:
Accounts receivable	(22,811)	(20,858)	1,953
Inventories	(47,126)	(41,745)	5,381
Prepaid expenses and other current assets	(18,931)	(7,357)	11,574
Other non-current assets	(4,960)	(4,960)	—
Trade accounts payable	104,951	84,058	(20,893)
Accrued expenses and other current liabilities	125,655	128,706	3,051
Operating lease liabilities	(19,850)	(19,864)	(14)
Other long-term liabilities	(17,706)	(17,712)	(6)
Net cash provided by operating activities	191,739	191,743	4
Cash flows from investing activities
Capital expenditures	(183,186)	(183,186)	—
Acquisition of assets	(10,086)	(10,086)	—
Net cash used in investing activities	(193,272)	(193,272)	—
Cash flows from financing activities
Proceeds from tax sharing agreement with related parties	43,714	43,714	—
Payment of debt modification and issuance costs	(1,584)	(1,584)	—
Principal repayments of finance lease obligations	(863)	(869)	(6)
Net cash provided by financing activities	41,267	41,261	(6)
Net increase in cash and cash equivalents	39,734	39,732	(2)
Cash and cash equivalents, as of beginning of period	563,345	564,370	1,025
Cash and cash equivalents, as of end of period	$603,079	$604,102	$1,023
Supplemental disclosure of cash flow information
Cash paid for interest	$2,051	$2,053	$2

Exhibit 99.1
Non-GAAP Financial Measures

We have included in this Exhibit 99.1 certain measures of financial performance that are not prepared in accordance with GAAP (“non-GAAP”).

For each of these non-GAAP financial measures, we provide a reconciliation between the non-GAAP measure and the most directly comparable GAAP measure, an explanation of why management believes the non-GAAP measure provides useful information to financial statement users, and any additional purposes for which management uses the non-GAAP measure. This non-GAAP financial information is provided as additional information for the financial statement users and is not in accordance with, or an alternative to, GAAP. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies and may exclude items that are significant in understanding and assessing our financial results. Therefore, these financial measures should not be considered in isolation and relied upon as substitutes for analysis of our results as reported under GAAP.

Adjusted EBITDA and Adjusted EBITDA Margin

To provide investors with additional information regarding our financial results, we have disclosed in this Exhibit 99.1 adjusted EBITDA, a non-GAAP financial measure that we calculate as net income (loss) excluding depreciation and amortization; share-based compensation expense and related taxes; income tax provision; interest income (expense), net; transaction related costs; changes in the fair value of equity warrants; exit costs; and litigation matters and other items that we do not consider representative of our underlying operations. We have provided a reconciliation below of adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure.

We have included adjusted EBITDA and adjusted EBITDA margin in this Exhibit 99.1 because each is a key measure used by our management and board of directors to evaluate our operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, the exclusion of certain expenses in calculating adjusted EBITDA and adjusted EBITDA margin facilitates operating performance comparability across reporting periods by removing the effect of non-cash expenses and certain variable charges. Accordingly, we believe that adjusted EBITDA and adjusted EBITDA margin provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors.

We believe it is useful to exclude non-cash charges, such as depreciation and amortization and share-based compensation expense from our adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations. We believe it is useful to exclude income tax provision; interest income (expense), net; transaction related costs; changes in the fair value of equity warrants; exit costs; and litigation matters and other items which are not components of our core business operations. Adjusted EBITDA has limitations as a financial measure and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
•although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future and adjusted EBITDA does not reflect capital expenditure requirements for such replacements or for new capital expenditures;
•adjusted EBITDA does not reflect share-based compensation and related taxes. Share-based compensation has been, and will continue to be for the foreseeable future, a recurring expense in our business and an important part of our compensation strategy;
•adjusted EBITDA does not reflect interest income (expense), net; or changes in, or cash requirements for, our working capital;
•adjusted EBITDA does not reflect transaction related costs and other items which are either not representative of our underlying operations or are incremental costs that result from an actual or planned transaction and include changes in the fair value of equity warrants, exit costs, litigation matters, integration consulting fees, internal salaries and wages (to the extent the individuals are assigned full-time to integration and transformation activities) and certain costs related to integrating and converging IT systems; and
•other companies, including companies in our industry, may calculate adjusted EBITDA differently, which reduces its usefulness as a comparative measure.

Because of these limitations, you should consider adjusted EBITDA and adjusted EBITDA margin alongside other financial performance measures, including various cash flow metrics, net income (loss), net margin, and our other GAAP results.

Exhibit 99.1
Adjusted Net Income (Loss) and Adjusted Basic and Diluted Earnings (Loss) per Share

To provide investors with additional information regarding our financial results, we have disclosed in this Exhibit 99.1 adjusted net income (loss) and adjusted basic and diluted earnings (loss) per share, which represent non-GAAP financial measures. We calculate adjusted net income (loss) as net income (loss) excluding share-based compensation expense and related taxes, changes in the fair value of equity warrants, and exit costs. We calculate adjusted basic and diluted earnings (loss) per share by dividing adjusted net income (loss) attributable to common stockholders by the weighted-average shares outstanding during the period. We have provided a reconciliation below of adjusted net income (loss) to net income (loss), the most directly comparable GAAP financial measure.

We have included adjusted net income (loss) and adjusted basic and diluted earnings (loss) per share in this Exhibit 99.1 because each is a key measure used by our management and board of directors to evaluate our operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, the exclusion of certain expenses in calculating adjusted net income and adjusted basic and diluted earnings (loss) per share facilitates operating performance comparability across reporting periods by removing the effect of non-cash expenses and certain variable gains and losses that do not represent a component of our core business operations. We believe it is useful to exclude non-cash share-based compensation expense and related taxes because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations. We believe it is useful to exclude exit costs and the changes in the fair value of equity warrants, because exit costs and the variability of equity warrant gains and losses are not representative of our underlying operations. Accordingly, we believe that these measures provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors.

Adjusted net income (loss) and adjusted basic and diluted earnings (loss) per share have limitations as financial measures and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Other companies may calculate adjusted net income (loss) and adjusted basic and diluted earnings (loss) per share differently, which reduces their usefulness as comparative measures. Because of these limitations, you should consider adjusted net income (loss) and adjusted basic and diluted earnings (loss) alongside other financial performance measures, including various cash flow metrics, net income (loss), basic and diluted earnings (loss) per share, and our other GAAP results.

Free Cash Flow

To provide investors with additional information regarding our financial results, we have also disclosed in this Exhibit 99.1 free cash flow, a non-GAAP financial measure that we calculate as net cash provided by (used in) operating activities less capital expenditures (which consist of purchases of property and equipment, capitalization of labor related to our website, mobile applications, and software development, and leasehold improvements). We have provided a reconciliation below of free cash flow to net cash provided by (used in) operating activities, the most directly comparable GAAP financial measure.

We have included free cash flow in this Exhibit 99.1 because it is used by our management and board of directors as an important indicator of our liquidity as it measures the amount of cash we generate. Accordingly, we believe that free cash flow provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors.

Free cash flow has limitations as a financial measure and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. There are limitations to using non-GAAP financial measures, including that other companies, including companies in our industry, may calculate free cash flow differently. Because of these limitations, you should consider free cash flow alongside other financial performance measures, including net cash provided by (used in) operating activities, capital expenditures and our other GAAP results.

Exhibit 99.1

(in thousands, except percentages)	13 Weeks Ended
Reconciliation of Net Loss to Adjusted EBITDA	October 29, 2023	October 29, 2023	Change
	(As Filed)	(Restated)
Net loss	$(35,810)	$(35,372)	$438
Add (deduct):
Depreciation and amortization	25,523	25,540	17
Share-based compensation expense and related taxes	65,799	65,799	—
Interest income, net	(10,173)	(10,173)	—
Change in fair value of equity warrants	33,800	33,800	—
Income tax provision	1,704	1,704	—
Exit costs	(778)	(778)	—
Transaction related costs	1,041	1,041	—
Other	1,020	1,020	—
Adjusted EBITDA	$82,126	$82,581	$455
Net sales	$2,738,611	$2,745,875	$7,264
Net margin	(1.3)%	(1.3)%	—%
Adjusted EBITDA margin	3.0%	3.0%	—%

(in thousands, except per share data)	13 Weeks Ended
Reconciliation of Net Loss to Adjusted Net Income	October 29, 2023	October 29, 2023	Change
	(As Filed)	(Restated)
Net loss	$(35,810)	$(35,372)	$438
Add (deduct):
Share-based compensation expense and related taxes	65,799	65,799	—
Change in fair value of equity warrants	33,800	33,800	—
Exit costs	(778)	(778)	—
Adjusted net income	$63,011	$63,449	$438
Weighted-average common shares used in computing (loss) earnings per share and adjusted earnings per share:
Basic	430,758	430,758	—
Effect of dilutive share-based awards (1)	1,414	1,414	—
Diluted (1)	432,172	432,172	—
(Loss) earnings per share attributable to common Class A and Class B stockholders
Basic	$(0.08)	$(0.08)	$—
Diluted (1)	$(0.08)	$(0.08)	$—
Adjusted basic	$0.15	$0.15	$—
Adjusted diluted (1)	$0.15	$0.15	$—
(1) For the thirteen weeks ended October 29, 2023, our calculation of adjusted diluted earnings per share attributable to common Class A and Class B stockholders requires an adjustment to the weighted-average common shares used in the calculation to include the weighted-average dilutive effect of share-based awards.

(in thousands)	13 Weeks Ended
Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow	October 29, 2023	October 29, 2023	Change
	(As Filed)	(Restated)
Net cash provided by operating activities	$80,208	$79,377	$(831)
Deduct:
Capital expenditures	(31,685)	(31,685)	—
Free Cash Flow	$48,523	$47,692	$(831)

Exhibit 99.1

(in thousands, except percentages)	13 Weeks Ended
Reconciliation of Net Income to Adjusted EBITDA	July 30, 2023	July 30, 2023	Change
	(As Filed)	(Restated)
Net income	$18,946	$20,207	$1,261
Add (deduct):
Depreciation and amortization	27,795	27,814	19
Share-based compensation expense and related taxes	68,302	68,302	—
Interest income, net	(8,928)	(8,928)	—
Change in fair value of equity warrants	(29,192)	(29,192)	—
Income tax provision	1,304	1,304	—
Exit costs	5,260	5,260	—
Transaction related costs	2,126	2,126	—
Other	1,254	1,254	—
Adjusted EBITDA	$86,867	$88,147	$1,280
Net sales	$2,777,769	$2,785,302	$7,533
Net margin	0.7%	0.7%	—%
Adjusted EBITDA margin	3.1%	3.2%	0.1%

(in thousands, except per share data)	13 Weeks Ended
Reconciliation of Net Income to Adjusted Net Income	July 30, 2023	July 30, 2023	Change
	(As Filed)	(Restated)
Net income	$18,946	$20,207	$1,261
Add (deduct):
Share-based compensation expense and related taxes	68,302	68,302	—
Change in fair value of equity warrants	(29,192)	(29,192)	—
Exit costs	5,260	5,260	—
Adjusted net income	$63,316	$64,577	$1,261
Weighted-average common shares used in computing adjusted earnings per share:
Basic	428,618	428,618	—
Effect of dilutive share-based awards	2,958	2,958	—
Diluted	431,576	431,576	—
Earnings per share attributable to common Class A and Class B stockholders
Basic	$0.04	$0.05	$0.01
Diluted	$0.04	$0.05	$0.01
Adjusted basic	$0.15	$0.15	$—
Adjusted diluted	$0.15	$0.15	$—

(in thousands)	13 Weeks Ended
Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow	July 30, 2023	July 30, 2023	Change
	(As Filed)	(Restated)
Net cash provided by operating activities	$158,756	$158,575	$(181)
Deduct:
Capital expenditures	(57,640)	(57,644)	(4)
Free Cash Flow	$101,116	$100,931	$(185)

Exhibit 99.1

(in thousands, except percentages)	13 Weeks Ended
Reconciliation of Net Income to Adjusted EBITDA	April 30, 2023	April 30, 2023	Change
	(As Filed)	(Restated)
Net income	$22,181	$22,859	$678
Add (deduct):
Depreciation and amortization	28,877	28,898	21
Share-based compensation expense and related taxes	53,777	53,777	—
Interest income, net	(8,016)	(8,016)	—
Change in fair value of equity warrants	8,934	8,934	—
Income tax provision	1,003	1,003	—
Exit costs	2,357	2,357	—
Other	1,061	1,061	—
Adjusted EBITDA	$110,174	$110,873	$699
Net sales	$2,784,675	$2,790,639	$5,964
Net margin	0.8%	0.8%	—%
Adjusted EBITDA margin	4.0%	4.0%	—%

(in thousands, except per share data)	13 Weeks Ended
Reconciliation of Net Income to Adjusted Net Income	April 30, 2023	April 30, 2023	Change
	(As Filed)	(Restated)
Net income	$22,181	$22,859	$678
Add:
Share-based compensation expense and related taxes	53,777	53,777	—
Change in fair value of equity warrants	8,934	8,934	—
Exit costs	2,357	2,357	—
Adjusted net income	$87,249	$87,927	$678
Weighted-average common shares used in computing adjusted earnings per share:
Basic	426,852	426,852	—
Effect of dilutive share-based awards	3,619	3,619	—
Diluted	430,471	430,471	—
Earnings per share attributable to common Class A and Class B stockholders
Basic	$0.05	$0.05	$—
Diluted	$0.05	$0.05	$—
Adjusted basic	$0.20	$0.21	$0.01
Adjusted diluted	$0.20	$0.20	$—

(in thousands)	13 Weeks Ended
Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow	April 30, 2023	April 30, 2023	Change
	(As Filed)	(Restated)
Net cash provided by operating activities	$148,392	$148,712	$320
Deduct:
Capital expenditures	(21,573)	(21,573)	—
Free Cash Flow	$126,819	$127,139	$320

Exhibit 99.1

(in thousands, except percentages)	52 Weeks Ended
Reconciliation of Net Income to Adjusted EBITDA	January 29, 2023	January 29, 2023	Change
	(As Filed)	(Restated)
Net income	$49,232	$49,899	$667
Add (deduct):
Depreciation and amortization	83,307	83,440	133
Share-based compensation expense and related taxes	163,211	163,211	—
Interest income, net	(9,291)	(9,290)	1
Change in fair value of equity warrants	13,340	13,340	—
Income tax provision	2,646	2,646	—
Transaction related costs	3,953	3,953	—
Other	(460)	(460)	—
Adjusted EBITDA	$305,938	$306,739	$801
Net sales	$10,098,939	$10,119,000	$20,061
Net margin	0.5%	0.5%	—%
Adjusted EBITDA margin	3.0%	3.0%	—%

(in thousands, except per share data)	52 Weeks Ended
Reconciliation of Net Income to Adjusted Net Income	January 29, 2023	January 29, 2023	Change
	(As Filed)	(Restated)
Net income	$49,232	$49,899	$667
Add:
Share-based compensation expense and related taxes	163,211	163,211	—
Change in fair value of equity warrants	13,340	13,340	—
Adjusted net income	$225,783	$226,450	$667
Weighted-average common shares used in computing adjusted earnings per share:
Basic	422,331	422,331	—
Effect of dilutive share-based awards	5,439	5,439	—
Diluted	427,770	427,770	—
Earnings per share attributable to common Class A and Class B stockholders
Basic	$0.12	$0.12	$—
Diluted	$0.12	$0.12	$—
Adjusted basic	$0.53	$0.54	$0.01
Adjusted diluted	$0.53	$0.53	$—

(in thousands)	52 Weeks Ended
Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow	January 29, 2023	January 29, 2023	Change
	(As Filed)	(Restated)
Net cash provided by operating activities	$349,572	$349,777	$205
Deduct:
Capital expenditures	(230,290)	(230,310)	(20)
Free Cash Flow	$119,282	$119,467	$185

Exhibit 99.1

($ in thousands, except percentages)	52 Weeks Ended
Reconciliation of Net Loss to Adjusted EBITDA	January 30, 2022	January 30, 2022	Change
	(As Filed)	(Restated)
Net loss	$(73,817)	$(75,207)	$(1,390)
Add:
Depreciation and amortization	55,009	55,319	310
Share-based compensation expense and related taxes	85,308	85,308	—
Interest expense, net	1,639	1,641	2
Transaction related costs	2,423	2,423	—
Other	7,990	7,990	—
Adjusted EBITDA	$78,552	$77,474	$(1,078)
Net sales	$8,890,773	$8,967,407	$76,634
Net Margin	(0.8)%	(0.8)%	—%
Adjusted EBITDA margin	0.9%	0.9%	—%

(in thousands, except per share data)	52 Weeks Ended
Reconciliation of Net Loss to Adjusted Net Income	January 30, 2022	January 30, 2022	Change
	(As Filed)	(Restated)
Net loss	$(73,817)	$(75,207)	$(1,390)
Add:
Share-based compensation expense and related taxes	85,308	85,308	—
Adjusted net income	$11,491	$10,101	$(1,390)
Weighted-average common shares used in computing adjusted earnings (loss) per share:
Basic	417,218	417,218	—
Effect of dilutive share-based awards (1)	10,068	10,068	—
Diluted (1)	427,286	427,286	—
(Loss) earnings per share attributable to common Class A and Class B stockholders
Basic	$(0.18)	$(0.18)	$—
Diluted (1)	$(0.18)	$(0.18)	$—
Adjusted basic	$0.03	$0.02	$(0.01)
Adjusted diluted (1)	$0.03	$0.02	$(0.01)
(1) For the 52 weeks ended January 30, 2022, our calculation of adjusted diluted earnings per share attributable to common Class A and Class B stockholders requires an adjustment to the weighted-average common shares used in the calculation to include the weighted-average dilutive effect of share-based awards.

($ in thousands)	52 Weeks Ended
Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow	January 30, 2022	January 30, 2022	Change
	(As Filed)	(Restated)
Net cash provided by operating activities	$191,739	$191,743	$4
Deduct:
Capital expenditures	(183,186)	(183,186)	—
Free Cash Flow	$8,553	$8,557	$4